STOCK FUNDS QUARTERLY REPORT

                               SEPTEMBER 30, 1998





                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                             LARGE CAP GROWTH FUND

                              MID CAP GROWTH FUND

                             SMALL CAP GROWTH FUND

                                 BALANCED FUND

                           INTERNATIONAL GROWTH FUND

                         DEVELOPING MARKETS GROWTH FUND

                              REGIONAL GROWTH FUND

                       SCIENCE AND TECHNOLOGY GROWTH FUND







                            [LOGO] SIT(SM) MUTUAL FUNDS
                                           -----------------------------
                                           THE INVESTMENT IS MUTUAL.(SM)

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Chairman's Letter.....................................................        1

Performance Review....................................................        2

Fund Reviews

      Large Cap Growth Fund...........................................        4

      Mid Cap Growth Fund.............................................        6

      Small Cap Growth Fund...........................................        8

      Balanced Fund...................................................       10

      International Growth Fund.......................................       12

      Developing Markets Growth Fund..................................       14

      Regional Growth Fund............................................       16

      Science and Technology Growth Fund..............................       18

A Look at the Sit Mutual Funds........................................       20



         This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - SEPTEMBER 30, 1998

[PHOTO]

Dear Fellow Shareholders:

After three and one half years of stellar performance, domestic equity markets reached a short-term peak in July and have been volatile thereafter. Events have moved very rapidly in the space of a few weeks with equity markets worldwide retreating in the third quarter.

Economic Overview

Based on data presently known about the third quarter, we believe the economy has slowed considerably from the torrid +5.5% growth in 1998's first quarter and also may be slower than the second quarter's +1.8% rate. Recently observed pressures on net exports and corporate profits are driving this result. The weakness in profits will ultimately result in reduced business capital spending. In terms of components of GDP, consumer spending is by far the largest portion, accounting for 68.4% of total real GDP. It seems likely that consumer spending will slow from a +6.1% annualized rate in the first half of the year because of moderating job growth, a low savings rate and a deceleration in the rate of wage increases. Government spending should continue to increase at a modest rate. Inflation-adjusted federal government spending peaked in 1991 and has declined since then in each year. State and local spending, however, has continued to rise steadily. September 30th was noteworthy as it marked the end of the federal government's fiscal year, the first to have a budget surplus in thirty years.

Given the likelihood of slower economic growth, inflation will remain low. Corporations are unable to raise prices and commodity prices are docile. Selected industries have been hard hit by imports. Nucor Corp., the country's largest steel minimill operator recently cut galvanized steel prices to the lowest levels in six years. A strong dollar has made imports cheaper, but recently this dynamic has reversed. Slowing economic growth and the likelihood of interest rate reductions on the part of the Federal Reserve have been responsible. The dollar's behavior over the near term will be heavily influenced by developments in Japan and the European Monetary Union.

In summary, we believe the U.S. economy is at an important juncture. The consumer sector is currently healthy but is likely to moderate going forward. Business capital spending and net exports are additional vulnerabilities. We think the Federal Reserve recognizes these risks and has begun to take action in response. The Fed cut the federal funds rate by twenty-five basis points on September 29th . This is apt to be the first of several cuts. We remain of the view that the U.S is unlikely to experience a full-blown recession, but growth is slowing, which effects interest rates and corporate earnings growth.

Equity Strategy Summary:

Large capitalization market indices declined at double digit rates during the third quarter while small capitalization measures were off even more. Markets generally peaked around the third week of July with declines since that point ranging from the high teens to in excess of thirty percent, depending on the Index.

A daunting number of adverse background developments have arisen over the past quarter including (1) more signs of U.S corporate profit pressure even among the "bluest of the blue chips" including Coca-Cola and Gillette, (2) the slowness of Japan addressing its banking and economic problems, (3) significant national leadership issues in major countries including America and Germany, where Chancellor Kohl's 16-year term of office ended, (4) evidence that equity mutual fund investors have been making net withdrawals for the first time in eight years and (5) unexpected hedge fund losses, which in one instance necessitated a Federal Reserve-instigated private bailout to contain systemic risk. Reflecting these formidable cross-currents, stock market volatility has increased as eleven of 21 trading days in September saw moves of greater than 100 points in the Dow Jones Industrial Average. The extreme narrowness of the domestic stock market suggests continued volatility. For example, the NASDAQ Composite's year-to-date return through quarter end was +7.9%. The top ten stocks in the Index contributed +15.0%; implying hundreds of other companies experienced negative returns.

With respect to global stock market comparisons during the third quarter, most international markets were in negative territory, with Latin America being hardest hit. In U.S. dollar terms, Brazil declined by -35.9% and Germany by -18.3%.

The sell-offs have created interesting valuation opportunities, especially given low interest rates. Also, negative investor sentiment normally is a good contrary indicator of market direction. Thus, while the third quarter of 1998 was difficult, we remain impressed by the chance to achieve attractive returns in both domestic and international equities.

With best wishes,

/S/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
QUARTER ENDED SEPTEMBER 30, 1998  PERFORMANCE REVIEW - STOCK FUNDS

                               STOCK FUNDS REVIEW

   Solid positive returns generated early in July were quickly forfeited, as domestic markets experienced their most challenging period in eight years and negative returns predominated during the remainder of 1998's third quarter. Internationally, previously strong regions like Europe reversed course, while struggling areas like Asia continued to decline.

   While the direction of large cap stocks changed during the third quarter, one dynamic that did not change was large cap stocks outperforming mid and small cap issues. The large cap Russell 1000 Index bested the small cap Russell 2000 Index by nearly ten percentage points during the quarter, with returns of -10.3% and -20.0%, respectively. Over the past year, the difference measures over twenty-five percentage points at +7.3% and -19.0%, respectively. Outperformance of large cap stocks has largely been driven by stocks with the biggest market capitalizations, such as General Electric and Microsoft. The twenty largest companies in the S&P 500 Index contributed +4.8 percentage points of that Index's +6.0% return on a year-to-date basis. Similarly, the +6.0% capitalization-weighted result compares with a -3.9% S&P 500 Index return on an equal weighted basis.

   Value stocks outperformed growth stocks in the small cap classification, but growth beat value among large stocks. Slowing economic growth, and hence corporate earnings growth, tends to favor growth versus value in large caps. But the higher risk nature of small cap growth stocks has seen the category underperform value stocks.

   For the quarter internationally, the MSCI EAFE Index declined -14.2%. Returns from the Pacific region and Europe were similar at -13.7% and -14.4% respectively. But, returns were notably poorer in emerging markets as the MSCI Emerging Markets Free Index returned -22.9% for the quarter, bringing that Index's 1-year return to -49.2%.

                                        1986        1987       1988
                                        ----        ----       ----

SIT LARGE CAP GROWTH                    21.83%      5.32%      5.33%
SIT MID CAP GROWTH                      10.33       5.50       9.77
SIT SMALL CAP GROWTH                     --         --         --
SIT BALANCED                             --         --         --
SIT INTERNATIONAL GROWTH                 --         --         --
SIT DEVELOPING MARKETS GROWTH            --         --         --
SIT REGIONAL GROWTH                      --         --         --
SIT SCIENCE & TECHNOLOGY GROWTH          --         --         --
S&P 500 Index                           18.64       5.28      16.55
S&P Midcap 400 Index                    16.21      -2.04      20.87
Russell 2000 Index(2)                    --         --         --
EAFE Index(3)                            --         --         --
MSCI Emerging Markets Free Index(4)      --         --         --
PSE Tech 100 Index                       --         --         --


                                       NASDAQ
                                       SYMBOL     INCEPTION
                                       ------     ---------

SIT LARGE CAP GROWTH                    SNIGX     09/02/82
SIT MID CAP GROWTH                      NBNGX     09/02/82
SIT SMALL CAP GROWTH                    SSMGX     07/01/94
SIT BALANCED                            SIBAX     12/31/93
SIT INTERNATIONAL GROWTH                SNGRX     11/01/91
SIT DEVELOPING MARKETS GROWTH           SDMGX     07/01/94
SIT REGIONAL GROWTH                      n/a      12/31/97
SIT SCIENCE & TECHNOLOGY GROWTH          n/a      12/31/97
S&P 500 Index(5)
S&P Midcap 400 Index(5)
Russell 2000 Index(2)
EAFE Index(3)
MCSI Emerging Markets Free Index(4)
PSE Tech 100 Index

(1) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.
(2) FIGURES ASSUME AN INCEPTION DATE OF 7/1/94.
(3) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.

                          TOTAL RETURN - CALENDAR YEAR
                          ----------------------------
                                                                                                         YTD
 1989      1990       1991          1992        1993       1994         1995       1996       1997       1998
 ----      ----       ----          ----        ----       ----         ----       ----       ----       ----
32.02%    -2.37%      32.72%        4.94%       3.15%      2.83%       31.66%     23.05%     31.70%      6.54%
35.15     -2.04       65.50        -2.14        8.55      -0.47        33.64      21.87      17.70      -9.19
  --        --          --           --          --       11.57(1)     52.16      14.97       7.63     -11.76
  --        --          --           --          --       -0.33        25.43      15.80      21.73       6.41
  --        --         4.10(1)      2.69       48.37      -2.99         9.36      10.31       4.81      -0.85
  --        --          --           --          --       -2.02(1)     -4.29      17.27      -5.20     -32.75
  --        --          --           --          --         --           --         --         --       -3.60
  --        --          --           --          --         --           --         --         --       10.30
31.61     -3.05       30.46         7.64       10.07       1.32        37.58      22.96      33.36       6.00
35.55     -5.12       50.11        11.92       13.95      -3.60        30.94      19.19      32.29      -7.08
  --        --          --           --          --        4.61(2)     28.45      16.49      22.36     -16.21
  --        --         0.26(1)    -12.17       32.56       7.78        11.21       6.05       1.78      -0.55
  --        --          --           --          --        2.80(2)     -6.94       3.92     -13.40     -38.21
  --        --          --           --          --         --           --         --         --       10.06


                                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE
         TOTAL RETURN                               PERIODS ENDED SEPTEMBER 30, 1998
   QUARTER         SIX MONTHS                                                             SINCE
ENDED 9/30/98     ENDED 9/30/98        1 YEAR     3 YEARS      5 YEARS     10 YEARS     INCEPTION
-------------     -------------        ------     -------      -------     --------     ---------
   -13.54%            -7.74%             9.39%     20.37%       18.69%      15.88%       15.82%
   -19.10            -20.07            -11.74       9.07        11.99       14.72        17.37
   -17.05            -18.14            -20.30       4.37          --          --         15.62
    -7.32             -3.03              8.89      15.52          --          --         14.15
   -14.37            -14.05             -9.84       4.47         7.59         --          9.96
   -23.09            -37.63            -45.26      -9.52          --          --         -8.01
   -14.39            -13.39               --         --           --          --           --
    -6.29             -1.16               --         --           --          --           --
    -9.95             -6.97              9.04      22.60        19.91       17.28        17.90
   -14.47            -16.30             -6.31      14.12        13.68       16.68        17.51
   -20.15            -23.87            -19.01       6.86          --          --         11.77
   -14.21            -13.30             -8.34       3.75         5.35         --          6.05
   -22.89            -41.55            -49.23     -18.24          --          --        -13.79
    -7.56             -7.57               --         --           --          --           --

(4) FIGURES ASSUME AN INCEPTION DATE OF 6/30/94.
(5) FIGURES ASSUME AN INCEPTION DATE OF 9/2/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT LARGE CAP GROWTH FUND REVIEW
QUARTER ENDED SEPTEMBER 30, 1998

         SENIOR PORTFOLIO MANAGERS
           PETER L. MITCHELSON, CFA
           ROGER J. SIT
           RONALD D. SIT, CFA

   Performance of the Sit Large Cap Growth Fund reflected the stock market decline during the third quarter of 1998. The Fund's quarterly total return of -13.54% ranked in the 67th percentile out of 828 Growth and Income Funds tracked by Lipper Analytical Services, Inc. For the one-year, three-year and five-year time periods, the Fund ranked in the 7th percentile out of 715 funds, 17th percentile out of 449 funds and 8th percentile out of 289 funds, respectively. Based on its performance through September 30, 1998, the Sit Large Cap Growth Fund received a 4-star rating from Morningstar, Inc. for the 3- and 10-year periods among 2,697 and 732 funds, respectively, and a 5-star rating for the 5-year period out of 1,603 funds in the domestic stock fund category.

   After a strong first half, U.S. equity prices declined during the third quarter reflecting concerns about the global financial system, unexpected hedge fund losses, corporate profit growth and talk of impeachment of the U.S. president. The S&P 500 Index fell -10%, but large cap growth stocks outpaced value issues. Given expectations for modest corporate profit gains accompanying slower economic growth, the Sit Large Cap Growth Fund is well-positioned with strong absolute and relative earnings growth among its equity investments. At the end of September, the average 1998 earnings gain projected for the companies held in the Fund was +15.4%, which is significantly greater than the expected earnings increase of the broad stock market.

   As of September 30th, the Fund was 95% invested in equities. Sector weighting changes were minor during the quarter. Weighting increases included electronic technology and health technology, while reductions occurred in retail trade and finance. New positions were added in Compaq Computer, Lockheed Martin, St. Paul Companies, American Home Products, and Delta and Pine Land. The heaviest weighted sectors remain the traditional growth groups of electronic technology, health technology and technology services along with finance and retail trade.

   Assets in the Large Cap Growth Fund totaled $108.2 million at the end of September. We greatly appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of over $5 billion at the time of purchase.

                               PORTFOLIO SUMMARY

                Net Asset Value 9/30/98:   $42.66 Per Share
                                6/30/98:   $49.34 Per Share

                       Total Net Assets:   $108.16 Million

            Weighted Average Market Cap:   $61,239 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                     Electronic Technology     17.7
                         Health Technology     14.6
                                   Finance     10.6
                              Retail Trade     10.0
                       Technology Services      9.7
                                 Utilities      5.6
                         Consumer Services      4.8
                     Consumer Non-Durables      4.7
                    Producer Manufacturing      4.3
                        Process Industries      3.9
                       Industrial Services      2.9
                           Energy Minerals      1.9
                           Health Services      1.8
                            Transportation      1.4
                         Consumer Durables      0.9
                       Non-Energy Minerals      0.3
                          Cash Equivalents      4.9

                         AVERAGE ANNUAL TOTAL RETURNS*             CUMULATIVE TOTAL RETURNS*
                      ----------------------------------     ------------------------------------
                      Large Cap     Russell         S&P      Large Cap       Russell        S&P
                       Growth        1000           500       Growth          1000          500
                        Fund      Growth Index     Index       Fund       Growth Index     Index
                      ----------------------------------     ------------------------------------
3 Months              -13.54%        -9.08%       -9.95%      -13.54%         -9.08%       -9.95%
  (not annualized)
1 Year                  9.39         11.11         9.04         9.39          11.11         9.04
5 Years                18.69         20.80        19.91       135.57         157.20       147.91
10 Years               15.88         18.07        17.28       336.68         426.70       392.48
Inception              15.82         17.34        17.90       962.23        1210.12      1313.82
  (9/2/82)

* As of 9/30/98

   ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

   PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 1000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 9/30/98 would have grown to $106,223 in the Fund, or $141,384 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                         *  Cisco Systems, Inc.
                         *  Monsanto Co.
                         *  Dayton Hudson Corp.
                         *  General Electric Co.
                         *  Microsoft Corp.
                         *  Pfizer, Inc.
                         *  AirTouch Communications, Inc.
                         *  Merck & Co., Inc.
                         *  Intel Corp.
                         *  Home Depot, Inc.

                          Total number of holdings: 72

SIT MID CAP GROWTH FUND REVIEW
QUARTER ENDED SEPTEMBER 30, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ERIK S. ANDERSON, CFA

   The third quarter of 1998 was a difficult period for mid capitalization growth stocks and the Sit Mid Cap Growth Fund, in particular. The Fund returned -19.1%, which slightly lagged the -18.1% return of the average mid cap stock fund according to Lipper Analytical Services, Inc. On a 5-year basis, the Fund has returned +12.0% annualized versus +10.9% for the peer group as defined by Lipper.

   Despite disappointing recent stock performance and a global economic slowdown, business fundamentals remain robust for stocks held in the Fund. Earnings for 1999 are forecasted to grow +26.5%, well in excess of the +2.2% growth expected of the market at large. Notwithstanding the twelve-fold advantage in earnings growth expected of the Fund's stocks, valuations are attractive. Holdings trade at an average price to earnings ratio of 23.4 times, just modestly above the S&P 500 Index's ratio of 21.9 times. We believe the portfolio's risk versus reward profile is favorable with a P/E multiple below the earnings growth rate.

   Unlike most past periods, stock selection detracted from third quarter results. Electronic technology and finance sectors were challenging, while health technology and technology services were areas of positive performance. Six of the Fund's top ten holdings are in the latter two sectors. Biotechnology firm Biogen advanced +34.3% during the quarter and +102.9% over the past year and Legato Systems rose +31.7% and +189.4% over the two time periods, respectively, to highlight two leading stocks in these sectors. Overweighting the two sectors also enhanced returns, as both outperformed the Russell MidCap Growth Index during the quarter.

   Mid and small cap stocks are less exposed to the international economic problems that in large part precipitated the stock market correction that began in July, because direct foreign sales generally are a smaller part of company totals. Four of the Fund's top 10 holdings are essentially all domestic, HBO & Co., Mercury General, Staples, Inc. and Ceridian Corp. Additionally, valuations have reached levels associated with mid and small cap sector troughs in the past. We are optimistic about the future, indeed, and we expect to be investing the portfolio's 6.4% cash allocation over the coming weeks.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small and medium-size emerging growth companies before they become well recognized.

   The Fund may invest in larger companies which offer improved growth possibilities because of rejuvenated management, changes in product or some other development that might stimulate earnings growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/98:  $13.34 Per Share
                                    6/30/98:  $16.49 Per Share

                           Total Net Assets:  $319.70 Million

                Weighted Average Market Cap:  $4,887 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                          Technology Services    26.5
                                      Finance    13.3
                            Health Technology    12.9
                                 Retail Trade     8.5
                              Health Services     7.4
                          Electric Technology     5.8
                            Consumer Services     4.4
                          Commercial Services     3.4
                          Industrial Services     2.5
                           Process Industries     2.4
                            Consumer Durables     2.3
                       Producer Manufacturing     2.2
                                    Utilities     2.0
                             Cash Equivalents     6.4

                           AVERAGE ANNUAL TOTAL RETURNS*              CUMULATIVE TOTAL RETURNS*
                       ------------------------------------     -------------------------------------
                       Mid Cap      Russell          S&P        Mid Cap       Russell         S&P
                       Growth       Mid Cap         MidCap      Growth        Mid Cap        MidCap
                        Fund      Growth Index    400 Index      Fund       Growth Index    400 Index
                       ------------------------------------     -------------------------------------
3 Months               -19.10%      -16.70%        -14.47%       -19.10%      -16.70%       -14.47%
  (not annualized)
1 Year                 -11.74        -9.37          -6.31        -11.74        -9.37         -6.31
5 Years                 11.99        12.66          13.68         76.16        81.53         89.87
10 Years                14.72        14.65          16.68        294.82       292.24        367.72
Inception               17.37         n/a           17.51       1216.02          n/a       1241.55
  (9/2/82)

* As of 9/30/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX NOR THE S&P MIDCAP 400 INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/98 would have grown to $131,602 in the Fund, or $134,155 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                        *   Elan Corp., p.l.c., A.D.R.
                        *   Biogen, Inc.
                        *   HBO & Co.
                        *   Legato Systems, Inc.
                        *   BMC Software, Inc.
                        *   Dendrite International, Inc.
                        *   Mercury General Corp.
                        *   Peoplesoft, Inc.
                        *   Staples, Inc.
                        *   Ceridian Corp.

                          Total number of holdings: 55

SIT SMALL CAP GROWTH FUND REVIEW
QUARTER ENDED SEPTEMBER 30, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGER
           EUGENE C. SIT, CFA

   The Sit Small Cap Growth Fund's third quarter return of -17.1% was disappointing in absolute terms, but compared very favorably with the -21.4% return of the Lipper Small Cap Fund universe, the -20.2% return of the Russell 2000 Index and the -22.4% return of the Russell 2000 Growth Index. The Fund has outperformed its peer group over all time periods. For example, its since inception return of +15.6% annualized compares favorably with the +11.4% return of the Lipper Small Cap Fund universe. We would also note that despite negative returns recently experienced, small cap stocks have posted good results over long time horizons and remain an appropriate asset class for the aggressive portion of a well diversified portfolio.

   The Fund's strong quarterly performance vis-a-vis its Russell 2000 Growth Index benchmark was driven by stock selection, especially in the technology services sector. Holdings in this sector advanced an average of +3.0% versus a decline of -22.4% for the average stock in the benchmark. The top three holdings, Legato Systems, Dendrite International and BISYS Group, advanced +32%, +27% and +7%, respectively, showing advances can be garnered even in the most difficult environments. Cash increased to 8.7% of portfolio assets from 3.3% at the end of the second quarter in order to capitalize on low current valuations.

   In contrast to the difficult stock market conditions for small cap companies, business fundamentals for holdings in the portfolio are by and large progressing according to plan. Small cap stocks underperformed large cap stocks during the quarter, a common occurrence in a weak overall market environment. But, stalwart large cap stocks began to fade late in the quarter perhaps indicative of a "final shoe to drop" for this correction. In historic terms, small caps are currently priced at very low levels relative to large caps. We continue to adhere to our philosophy of seeking high quality, rapidly growing, financially stable companies for investment. Sectors where such opportunity exists include technology services, commercial services and health services. The Fund is overweighted in these sectors. Forecasted earnings growth for the Fund's holdings in 1999 measures +37.9% versus +2.2% for the S&P 500.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small companies that have a capitalization of under $500 million at the time of purchase.

   In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

                  Net Asset Value  9/30/98:   $16.88 Per Share
                                   6/30/98:   $20.35 Per Share

                          Total Net Assets:   $44.26 Million

               Weighted Average Market Cap:   $757 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                   [BAR CHART]

                          Technology Services    30.0
                          Commercial Services    10.8
                                      Finance    10.0
                              Health Services     9.7
                          Electric Technology     6.3
                                    Utilities     4.6
                            Consumer Services     4.5
                            Health Technology     4.1
                              Energy Minerals     2.7
                          Industrial Services     2.6
                        Consumer Non-Durables     2.2
                                 Retail Trade     2.2
                               Transportation     1.2
                       Producer Manufacturing     0.4
                             Cash Equivalents     8.7

                         AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                     -------------------------------------     -------------------------------------
                     Small Cap     Russell       Russell       Small Cap     Russell       Russell
                      Growth        2000          2000          Growth        2000          2000
                       Fund         Index     Growth Index       Fund         Index     Growth Index
                     -------------------------------------     -------------------------------------
3 Months             -17.05%       -20.15%       -22.36%        -17.05%      -20.15%       -22.36%
  (not annualized)
1 Year               -20.30        -19.01        -24.83         -20.30       -19.01        -24.83
3 Year                 4.37          6.86          1.45          13.70        22.03          4.41
Inception             15.62         11.77          9.36          85.37        60.49         46.31
  (7/1/94)

* As of 9/30/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX NOR THE RUSSELL 2000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/98 would have grown to $18,537 in the Fund, or $16,049 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                         *   Legato Systems, Inc.
                         *   Dendrite International, Inc.
                         *   BISYS Group, Inc.
                         *   HA-LO Industries, Inc.
                         *   Transaction Network Services, Inc.
                         *   On Assignment, Inc.
                         *   Uniphase Corp.
                         *   Newfield Exploration Co.
                         *   Cerner Corp.
                         *   Aspen Technology, Inc.

                          Total number of holdings: 60

SIT BALANCED FUND REVIEW
QUARTER ENDED SEPTEMBER 30, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           PETER L. MITCHELSON, CFA
           BRYCE A. DOTY, CFA

   Performance of the Sit Balanced Fund reflected weaker stock market trends during the third quarter of calendar 1998. The Fund's quarterly total return of -7.32% ranked in the 70th percentile out of 435 Balanced Funds tracked by Lipper Analytical Services, Inc. For the year-to-date, one-year and three-year periods, the Fund ranked in the 12th percentile out of 413 funds, 12th percentile out of 395 funds and 15th percentile out of 274 funds, respectively. In addition, based on its overall performance through September 30, 1998, the Sit Balanced Fund received a 4-star rating from Morningstar, Inc. among 2,697 funds for the 3-year time period in the domestic hybrid fund category.

   As of September 30, 1998, the asset allocation of the Fund was 54% in equities (down from 58% at the end of June), 41% in fixed income securities (38%) and 5% in cash reserve instruments (4%).

   Within the equity portion of the portfolio, sector weightings changes were minor during the quarter. Significant weighting increases included electronic technology, where we added Compaq Computer and Computer Sciences, and health technology, where we bought American Home Products. The biggest reduction was in finance, where we sold Equitable Companies, pared positions in American International Group and Franklin Resources, and the group was particularly weak. Above-average earnings growth remains the hallmark of the equity holdings. As of the end of September, the average 1998 earnings gain projected for the companies held in the Fund was +15.0%, which is significantly higher than the expected earnings increase of the broad stock market.

   Within the fixed income portion of the portfolio, activity last quarter primarily involved increasing the Fund's weighting in shorter-to-intermediate average life securities. This was done in anticipation of reductions in short-term interest rates by the Federal Reserve, which should result in price appreciation for these securities. Looking forward, we expect economic growth to moderate. We also expect demand for high-quality securities to remain strong. Finally, we believe that the Federal Reserve and other central banks will continue to lower short-term interest rates in order to help stabilize financial markets. The Fund will continue to focus on high-quality securities that offer attractive total return opportunities.


                       INVESTMENT OBJECTIVE AND STRATEGY

   The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

   The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                               PORTFOLIO SUMMARY

                 Net Asset Value 9/30/98:   $15.39 Per Share
                                 6/30/98:   $16.68 Per Share

                        Total Net Assets:   $6.86 Million

                      Quarterly Dividend:   $0.076 Per Share


                              PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [PIE CHART]

                           Cash Equivalent    5.4%
                                     Bonds   40.5%
                                    Stocks   54.1%

                        AVERAGE ANNUAL TOTAL RETURNS*            CUMULATIVE TOTAL RETURNS*
                      ---------------------------------      ---------------------------------
                                     Lehman        S&P                     Lehman         S&P
                      Balanced     Aggregate       500       Balanced     Aggregate       500
                        Fund       Bond Index     Index        Fund       Bond Index     Index
                      ---------------------------------      ---------------------------------
3 Months               -7.32%        4.23%        -9.95%      -7.32%         4.23%       -9.95%
  (not annualized)
1 Year                  8.89        11.51          9.04        8.89         11.51         9.04
3 Year                 15.52         8.67         22.60       54.15         28.34        84.28
Inception              14.15         7.59         20.48       87.52         41.58       142.29
   (12/31/93)

* As of 9/30/98

   PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

   MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE THROUGH 9/30/98. THESE RATINGS ARE SUBJECT TO CHANGE MONTHLY AND ARE CALCULATED FROM THE FUNDS' 3-, 5-, AND 10-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS, 22.5% RECEIVE 4.


                               GROWTH OF $10,000

The sum of $10,000 invested at inception (12/31/93) and held until 9/30/98 would have grown to $18,752 in the Fund, $14,158 in the Lehman Aggregate Bond Index, or $24,229 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

            STOCKS
              *   Cisco Systems, Inc.
              *   General Electric Co.
              *   Microsoft Corp.
              *   AirTouch Communications, Inc.
              *   Bristol-Myers Squibb Co.

            BONDS
              *   U.S. Treasury Strip, 5.95%, 11/15/09
              *   GNMA, 9.50%, 12/15/17
              *   GNMA, 9.00%, 12/15/19
              *   Security Capital Industrial Trust, 8.65%, 5/15/16
              *   FHLMC, 9.00%, 7/1/16

                          Total number of holdings: 120

SIT INTERNATIONAL GROWTH FUND REVIEW
QUARTER ENDED SEPTEMBER 30, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ANDREW B. KIM, CFA
           ROGER J. SIT

   For the three months ended September, the Sit International Growth Fund declined -14.4%. This compares with the MSCI EAFE Index benchmark's decline of -14.2%. A major reason for the Fund's negative return was the European portfolio's steep fall, which accounted for 70.3% of the Fund's net assets. During the September quarter, the major stock markets in Europe were severely affected by the adverse impact on investor sentiment of the Russian default in August and ongoing concerns over Latin America and Asia. Led by the banking sector, the MSCI Europe index was down -14.4% in the September quarter, following a +5.1% gain in the previous quarter.

   The yen has recently strengthened to below the (Y)120 level as a result of the favorable investor response to Japan's banking reform agreement and expectations of a possible pickup in the Japanese liquidity situation. During the September quarter, the MSCI Japan index declined -15.0% in anticipation of further corporate earnings slump. However, our Japan portfolio (16.2% of net assets) continued to stress the defensive thematic structure, such as selected high technology, specialty finance and pharmaceuticals. Our portfolio reduced the heavy weighting in export focused companies during the quarter.

   After a big drop of -22.4% in the June quarter, the MSCI Pacific ex-Japan index's decline slowed to -8.9% in the September quarter. The capital control implementation in Malaysia and the Hong Kong Monetary Authority's intervention helped to stabilize the stock markets. The yen's strength in October should also benefit further the Asian currencies. Consistent with our preference for growth companies with sustainable long-term competitive strengths, our investments in the Pacific ex-Japan region (6.9%) continues to focus on well-managed Australian, Hong Kong and Taiwan firms that have unique product and service franchise.

   In response to the global financial crisis, European countries are likely to ease the monetary policies to ensure an economic recovery currently under way. The European markets should benefit from a continuation of low interest rate, foreign exchange stability and corporate earnings growth. Europe offers the widest selection of genuinely world-class company stocks, many of which provide the strongest earnings growth prospects. Specifically, holdings in the financial service sector are being upgraded while continuing to emphasize telecommunications, information technology and service stocks.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

      The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/98:   $16.39 Per Share
                                    6/30/98:   $19.14 Per Share

                           Total Net Assets:   $80.65 Million

                Weighted Average Market Cap:   $22,951 Million


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                   [BAR CHART]

                                         SIT INT'L      MORGAN STANLEY
                                         GROWTH FUND    EAFE INDEX

                         Europe Other    42.8           30.1

                 France, Germany & UK    27.5           43.7

                                Japan    16.2           20.4

                        Pacific Basin     6.9            5.8

         Other Assets and Liabilities     6.6            0.0

                            AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                     ------------------------------------------     -----------------------------------------
                     International    Morgan Stanley     Lipper     International    Morgan Stanley    Lipper
                        Growth        Capital Int'l       Int'l        Growth         Capital Int'l     Int'l
                         Fund           EAFE Index        Index         Fund           EAFE Index       Index
                     ------------------------------------------     -----------------------------------------
3 Months               -14.37%           -14.21%        -15.78%       -14.37%           -14.21%        -15.78%
  (not annualized)
1 Year                  -9.84             -8.34          -9.93         -9.84             -8.34          -9.93
3 Years                  4.47              3.75           6.81         14.03             11.69          21.87
5 Years                  7.59              5.35           7.71         44.20             29.77          44.96
Inception                9.96              6.05           8.76         92.90             50.17          78.82
  (11/1/91)

* As of 9/30/98

   PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 9/30/98 would have grown to $19,290 in the Fund, or $15,017 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                          *   Rentokil Group, p.l.c.
                          *   Misys, p.l.c.
                          *   Wolters Kluwer
                          *   SAP Preferred
                          *   Aegon N.V., A.D.R.
                          *   Bank of Ireland
                          *   Zurich Allied AG
                          *   CMG, p.l.c.
                          *   Colonial, Ltd.
                          *   Tieto Corp.

                          Total number of holdings: 69

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
QUARTER ENDED SEPTEMBER 30, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGERS
           EUGENE C. SIT, CFA
           ANDREW B. KIM, CFA

   The Sit Developing Market Growth Fund declined -23.1% in the September quarter due mainly to the rapid spreading of the Asian contagion to Russia and Latin America. This decline compares with the MSCI Emerging Markets Free (EMF) Index benchmark's drop of -22.9% and the Lipper Emerging Markets index falling -23.7%. Year-to-date, the Fund is down -32.8% versus the EMF benchmark decline of -38.2%. The most significant change during the quarter was a big increase in the cash position to 37% from 10% at the end of June.

   International investors' perceptions are that deflationary conditions will persist in Asia, depressing trade growth. Despite Japan's easy monetary policy, the banks are not injecting liquidity into its neighboring countries. However, Korea and Thailand recorded positive market gains in dollar terms in the September quarter. The capital control implementation in Malaysia and the Hong Kong Monetary Authority's intervention also helped to stabilize the stock markets. The yen's strength in October should also benefit further the Asian stocks and currencies. Although uncertainty in the global markets continues, equity valuations in Asia should increase driven by improvement in liquidity. Consistent with our preference for growth companies with sustainable long-term competitive strengths, our investments in the Pacific ex-Japan region (35.6%) continue to focus on financially strong firms with dominant product and service franchises.

   Our Europe weighting was 13.8% at the end of September with our heaviest weighting in Portugal (8.9%). We believe Portugal will continue to benefit from their first round membership in EMU and their indirect investments in Latin America. Our holdings include telecommunications, utilities and banks.

   The Latin American weighting stood at 5.6% at the end of September, compared with the Index's average of 37.4%. Latin America suffers from the credit squeeze akin to that which occurred in Asia. Looking ahead, the trigger will be failure by Brazil, the region's largest economy, to implement the tough fiscal policy and stabilize the currency. Latin American companies, especially those dependent on commodity exports from oil to copper, will be under continuing pressure due to a global collapse in demand. The equity risk premium is likely to remain at an unprecedented high level if the current Brazilian bailout package fails to materialize.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

   Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                                PORTFOLIO SUMMARY

                    Net Asset Value 9/30/98:   $6.96 Per Share
                                    6/30/98:   $9.05 Per Share

                           Total Net Assets:   $9.45 Million

                Weighted Average Market Cap:   $6,108 Million


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                   [BAR CHART]

                                        SIT DEVELOPING        MSCI EMERGING
                                        MARKETS GROWTH FUND   MARKETS FREE INDEX

                                 Asia   35.6                  33.2
                               Europe   13.8                  12.3
                   Africa/Middle East    6.3                  17.1
                        Latin America    5.6                  37.4
                        North America    1.8                   0.0
Cash and Other Assets and Liabilities   36.9                   0.0

                             AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
                    --------------------------------------------     -------------------------------------------
                    Developing      Morgan Stanley       Lipper      Developing      Morgan Stanley      Lipper
                     Markets        International       Emerging       Markets        International     Emerging
                     Growth       Emerging Markets      Markets        Growth       Emerging Markets     Markets
                      Fund           Free Index          Index          Fund           Free Index         Index
                    --------------------------------------------     -------------------------------------------
3 Months             -23.09%          -22.89%           -23.72%        -23.09%           -22.89%         -23.72%
  (not annualized)
1 Year               -45.26           -49.23            -49.18         -45.26            -49.23          -49.18
3 Year                -9.52           -18.24            -14.91         -25.94            -45.35          -38.40
Inception             -8.01           -13.79            -11.05         -29.89            -46.81          -39.24
  (7/1/94)

* As of 9/30/98

   PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY INTERNATIONAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 9/30/98 would have grown to $7,011 in the Fund, or in the Morgan Stanley Capital Int'l Emerging Markets Free Index $5,319 assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                          *   Home Centers, A.D.R.
                          *   Hon Hai Precision Industry
                          *   Advanced Info Services
                          *   Vtech Holdings Ltd.
                          *   Portugal Telecom, A.D.R.
                          *   Telefonica De Argentina
                          *   Hong Kong & China Gas
                          *   Datacraft Asia Ltd.
                          *   Nice Systems Ltd., A.D.R.
                          *   Espirito Santo, A.D.R.

                          Total number of holdings: 53

SIT REGIONAL GROWTH FUND REVIEW
QUARTER ENDED SEPTEMBER 30, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGER
           EUGENE C. SIT, CFA

   The Sit Regional Growth Fund experienced a challenging third quarter with a return of -14.4%, bringing the Fund's year-to-date return to -3.6%. While discouraging in an absolute sense, both figures were better than those achieved by the average diversified U.S. stock fund as calculated by Lipper Analytical Services, Inc. The third quarter and year-to-date figures for the domestic equity fund universes were -15.0% and -4.9% respectively.

   The slightly unfavorable result during the quarter versus the Russell 3000 Index was largely driven by the Fund's underweighting in the utilities sector. The Fund's 2.7% exposure compared with 11.0% for the Index. As markets declined over the last ten weeks of the quarter, investors sought refuge in the 100% domestically exposed, yield- bearing, defensive utilities category. Our investment philosophy emphasizes long-term investment in growth stocks, not short-term trading in value stocks. Ninety-one percent of the Fund's holdings are forecast to grow earnings faster than 12% over the next five years versus 69% of stocks in the Russell index. We believe strongly that consistency in investment style is critical for long-term success. A more defensive position in a weak market was accomplished by raising cash to 16.4% of assets from 1.9% at the end of the second quarter. Also, holding mid and small capitalization stocks in the portfolio disadvantaged returns. Large cap stocks continued to excel, as they have for most of the past three years. The weighted average capitalization of stocks in the Fund was $12.0 billion versus $54.4 billion for the Russell 3000 Index. Valuation and earnings growth considerations could reverse this positioning.

   A slowing economy has forced meaningful cuts in estimates of market earnings growth. As of 6/30/98, earnings for the S&P 500 were forecasted to grow +6.8% in 1999. That figure is now +2.2%. But, estimated growth for stocks in the Fund remained steady at +20.2% over the same period. The Fund's valuation at quarter end was 20.6 times estimated 1999 earnings. By comparison, the S&P 500 carries a price- to-earnings multiple of 21.9 times for 1999. Much faster earnings growth at a lower P/E multiple is an attractive combination.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                    Net Asset Value 9/30/98:   $9.64 Per Share
                                    6/30/98:   $11.26 Per Share

                           Total Net Assets:   $4.79 Million

                Weighted Average Market Cap:   $12,001 Million


                              PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                                      Finance   19.1
                                 Retail Trade   12.4
                            Health Technology   10.8
                          Technology Services    8.7
                          Commercial Services    3.9
                           Process Industries    3.6
                               Transportation    3.6
                            Consumer Durables    3.5
                          Industrial Services    3.4
                              Health Services    3.1
                       Producer Manufacturing    3.0
                        Electronic Technology    2.8
                                    Utilities    2.7
                        Consumer Non-Durables    1.5
                            Consumer Services    1.5
                             Cash Equivalents   16.4

                      AVERAGE ANNUAL TOTAL RETURNS*          CUMULATIVE TOTAL RETURNS*
                    --------------------------------      -------------------------------
                     Regional     Russell       S&P       Regional     Russell       S&P
                      Growth       3000         500        Growth       3000         500
                       Fund        Index       Index        Fund        Index       Index
                    --------------------------------      -------------------------------
3 Months             -14.39%      -11.19%      -9.95%      -14.39%     -11.19%      -9.95%
  (not annualized)
Inception              n/a          n/a         n/a         -3.60        2.23        6.00
  (12/31/97)

* As of 9/30/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 3000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 9/30/98 would have grown to $9,640 in the Fund, or $10,600 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                           *   Walgreen Co.
                           *   Ceridian Corp.
                           *   Best Buy, Inc.
                           *   Eli Lilly & Co.
                           *   Cardinal Health, Inc.
                           *   Medtronic, Inc.
                           *   Norwest Corp.
                           *   Dayton Hudson Corp.
                           *   Cincinnati Bell, Inc.
                           *   Stryker Corp.

                          Total number of holdings: 39

SIT SCIENCE AND TECHNOLOGY GROWTH FUND REVIEW
QUARTER ENDED SEPTEMBER 30, 1998

[PHOTO]  SENIOR PORTFOLIO MANAGER
           EUGENE C. SIT, CFA

   In our second quarter performance review letter, we stated we would be surprised if second half 1998 returns were to be of equal magnitude to the +17.7% achieved by the Sit Science & Technology Growth Fund during the first half of the year. This proved to be correct so far, as the Fund retreated by -6.3% during the third quarter. Still, the third quarter result compared favorably with the -7.6% return of the PSE Technology 100 Index and especially favorable versus the -11.1% return of the average Science & Technology Fund according to Lipper Analytical Services, Inc. On a year-to-date basis, the Fund's +10.3% return is slightly ahead of the PSE Technology 100 Index's +10.1% return and materially ahead of the +7.8% return of the peer Lipper group of funds.

   While negative, third quarter returns for science & technology investors beat those of the broad market indices. Within the S&P 500 Index, technology services, health technology and electronic technology were the three top ranked sectors in a seventeen-sector breakdown. Health services delivered a return below that of the market and is the lowest weighted category in the Fund.

   Interestingly, returns for the major indices have been fueled by a handful of very large capitalization stocks. In fact, on a year-to-date basis, the NASDAQ Composite has advanced +7.9%. Microsoft, Intel, Cisco Systems and Dell Computer, accounted for +12.6% of the return. In other words, the rest of the NASDAQ Index declined by -4.7%.

   We are closely monitoring GDP growth rates for the world's major economies. Business capital spending has been growing at above trend line rates over the past three years, and technology spending has accounted for a rising percentage of the category. A decline in economic growth and business profitability could have an affect on technology spending. We are similarly monitoring the effect of the Year 2000 issue on companies whose stocks are in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                    Net Asset Value 9/30/98:   $11.03 Per Share
                                    6/30/98:   $11.77 Per Share

                           Total Net Assets:   $5.32 Million

                Weighted Average Market Cap:   $51,007 Million


                              PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                            Health Technology   29.7
                          Technology Services   27.5
                        Electronic Technology   25.7
                              Health Services    4.8
                             Cash Equivalents   12.3

                    AVERAGE ANNUAL TOTAL RETURNS*     CUMULATIVE TOTAL RETURNS*
                    ----------------------------     ----------------------------
                                   Pacific Stock                    Pacific Stock
                    Science and       Exchange       Science and      Exchange
                    Technology      Technology       Technology      Technology
                    Growth Fund      100 Index       Growth Fund      100 Index
                    ----------------------------     ----------------------------
3 Months              -6.29%          -7.56%            -6.29%          -7.56%
  (not annualized)
Inception              n/a              n/a             10.30           10.06
  (12/31/97)

* As of 9/30/98

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 9/30/98 would have grown to $11,030 in the Fund, or $11,006 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                              10 LARGEST HOLDINGS

                         *   Merck & Co., Inc.
                         *   Dell Computer Corp.
                         *   Cisco Systems, Inc.
                         *   BMC Software, Inc.
                         *   Medtronic, Inc.
                         *   Microsoft Corp.
                         *   Biogen, Inc.
                         *   EMC Corp. Mass
                         *   Schering Plough Corp.
                         *   Elan Corp., p.l.c., A.D.R.

                          Total number of holdings: 44

                         A LOOK AT THE SIT MUTUAL FUNDS

   Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6 billion for some of America's largest corporations, foundations and endowments.

   Sit Mutual Funds is comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

   Some of the other features include:
      *  Free telephone exchange
      *  Dollar-cost averaging through automatic investment plan
      *  Electronic transfer for purchases and redemptions
      *  Free check-writing privileges on bond funds
      *  Retirement accounts including IRAs, Keoghs and 401(k) Plans



                              SIT FAMILY OF FUNDS

                                    [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation and   appreciation
                                         income

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

QUARTERLY REPORT
STOCK FUNDS

SEPTEMBER 30, 1998


INVESTMENT ADVISER

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675

TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166

AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS,MN 55402

LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

INVESTMENT SUB-ADVISER

(DEVELOPING MARKETS GROWTH FUND AND
INTERNATIONAL GROWTH FUND)
SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES, INC.               MEMBER OF
4600 NORWEST CENTER                                             ================
MINNEAPOLIS, MN 55402                                           100% NO LOAD
612-334-5888 (METRO AREA)                                            MUTUAL FUND
800-332-5580                                                         COUNCIL
                                                                ================